                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Balanced Fund

Semiannual Report to Shareholders

June 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without the waiver/reimbursement, returns and rankings would have been lower.

Returns shown for Class AARP for periods prior to its inception on August 28, 2000 are derived from historical performance of Class S of Scudder Balanced Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/04
Scudder Balanced Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	2.16%	10.22%	-.46%	.14%	8.64%
Class AARP	2.34%	10.41%	-.40%	.18%	8.66%
S&P 500 Index+	3.44%	19.11%	-.70%	-2.20%	11.83%
Lehman Brothers Aggregate Bond Index++	.15%	.32%	6.36%	6.95%	7.39%
Russell 1000 Growth Index+++	2.74%	17.88%	-3.74%	-6.48%	10.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/04	$ 16.98	$ 16.97
12/31/03	$ 16.75	$ 16.74
Distribution Information: Six Months: Income Dividends as of 6/30/04	$ .14	$ .14

Class S Lipper Rankings - Balanced Funds Category as of 6/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	347	of	527	66
3-Year	357	of	435	82
5-Year	266	of	363	73
10-Year	61	of	136	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Balanced Fund - Class S [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++ [] Russell 1000 Growth Index+++

Yearly periods ended June 30

The growth of $10,000 is cumulative.

Comparative Results as of 6/30/04
Scudder Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,022	$9,864	$10,069	$22,907
	Average annual total return	10.22%	-.46%	.14%	8.64%
Class AARP	Growth of $10,000	$11,041	$9,881	$10,090	$22,956
	Average annual total return	10.41%	-.40%	.18%	8.66%
S&P 500 Index+	Growth of $10,000	$11,911	$9,793	$8,945	$30,585
	Average annual total return	19.11%	-.70%	-2.20%	11.83%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,032	$12,031	$13,993	$20,392
	Average annual total return	.32%	6.36%	6.95%	7.39%
Russell 1000 Growth Index+++	Growth of $10,000	$11,788	$8,920	$7,155	$26,205
	Average annual total return	17.88%	-3.74%	-6.48%	10.11%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Equity Portfolio Manager Julie M. Van Cleave and Fixed-Income Portfolio Manager Gary W. Bartlett discuss Scudder Balanced Fund's performance strategy and the market environment during the six-month period ended June 30, 2004.

Q: How would you characterize the market environment of the past six months?

A: Mixed signals resulted in modestly positive equity and fixed-income returns for the six-month period ended June 30, 2004. Although economic growth and strong corporate earnings lifted the markets, geopolitical risks, high oil prices and concerns over inflation acted as a counterweight, balancing out overall performance.

Both bullish and bearish data points were plentiful. On the bulls' side, economic expansion continued, as did strong corporate earnings growth. We believe estimates now call for greater than 20% growth in year-over-year second-quarter earnings. In addition, the improving economic backdrop appears to have led to a dramatic improvement in the financial state of US corporations, fueling speculation of increased merger and acquisition activity as well as strong capital spending. Finally, given the dramatic increase in earnings, equity valuations, for the most part, appear to be more reasonable.

Economic and geopolitical risks contributed to the bears' negative viewpoint. Higher commodity prices and an improving US labor market prompted concerns that inflationary pressure might soon follow. There were indeed signs that prices have begun to creep up, prompting the Federal Reserve to begin the process of gradually removing its accommodative monetary policy by raising interest rates one-quarter point. Despite the uneventful handover of power in Iraq, the insurgency continued, adding to the overall level of market

Standard & Poor's 500 index levels 1/1/04 to 6/30/04

2004

Source: Deutsche Asset Management

Past performance is not indicative of future results. This chart is for illustrative purposes only and is not intended to be representative of Scudder Balanced Fund's performance.

uncertainty and investor concern. The net result of these conflicting factors was slightly positive equity and fixed-income performance.

While not dramatic, a market shift began in the second quarter of the period. As investors reassessed their tolerances for risk and uncertainty, they began to favor larger, well-established companies rather than the smaller-capitalization stocks that had significantly outperformed in 2003 and the first quarter of 2004. The 1.7% quarterly return of the S&P 500 outpaced the Russell 2000 Index's 0.5% return. Additionally, growth outperformed value as the Russell 1000 Growth Index returned 1.9% while the Russell 1000 Value Index returned just 0.9%.1

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small-cap US stocks.
The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.
The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during the six-month period?

A: Even in this climate of mixed messages, the fund delivered a positive total return of 2.16% (Class S shares), as both the equity and fixed-income portions of the portfolio posted positive performance. This compares with a return of 3.44% for the fund's equity benchmark, the S&P 500 index, and 0.15% for its fixed-income benchmark, the Lehman Brothers Aggregate Bond Index. (Please see pages 4 through 5 for performance of other share classes and more complete performance information.) For the semiannual period, the fund outperformed the 1.79% average return of the 578 funds in the Lipper Balanced Funds category.2 We believe this relative outperformance is due largely to the fact that we seek to emphasize quality in both the stock and bond portions of the portfolio. The long-term benefits of high-quality investing became increasingly apparent to investors over the last six months.

2 Source: Lipper Inc. The Lipper Balanced Funds category comprises portfolios whose primary objective is to conserve principal by maintaining at all times a balance of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Q: What factors helped and hurt performance in the stock portion of the portfolio?

A: The equity portfolio benefited as investors abandoned the lower-quality, early-cycle stocks that dominated market performance in 2003 and gravitated to higher-quality names such as those held by the fund. During the first half of 2004, security selection, specifically within the health care sector, was a strong contributor to equity returns as the medical equipment and biotechnology industries continued to be focal points of the portfolio. Examples of strength within the equity portfolio's health care holdings include Genentech, Inc., Gilead Sciences, Inc. and Zimmer Holdings, Inc. Genentech, Inc. received positive news on two of its cancer products. Avastin was shown to provide a superior survival benefit in treating colorectal cancer and Tarceva, for non-small-cell lung cancer, was shown to increase patient survival in a recently reported clinical trial. Gilead Sciences' stock soared on news that its two-drug combination pill for HIV was assigned priority review status by the Food and Drug Administration. Zimmer Holdings' stock rose after the company reported better-than-expected sales and earnings. Zimmer has proven to be a leader in the orthopedic sector as demand for its products, specifically reconstructive knee and hip implants, continues to increase rapidly.

The fund's allocation to the energy sector also added to returns. As oil prices reached record levels and remained stubbornly high, a great deal of investor attention centered on the sector. While the spike in oil prices provided the catalyst for the near-term outperformance of the sector, the portfolio has been overweight in energy since early last year based on the long-term growth opportunities created by chronic underinvestment in the exploration and development of new reserves. EOG Resources, Inc., a North American natural gas company, reported strong earnings and quantified significant future reserve opportunities in the Barnett Shale region of Texas. EOG Resources, Inc. shares climbed during the quarter, rewarding our overweight position and making the holding one of the best-performing stocks in the portfolio. Also within the sector, refiner ConocoPhillips was a gainer after reporting record earnings and expanding margins.

The fund's positioning in the consumer staples sector further bolstered performance.3 Household products giant Colgate-Palmolive Co. saw its stock rise after reporting its 32nd consecutive quarter of increasing earnings. It is this type of consistent, repeatable earnings growth that we look for when evaluating equity investment candidates.

3 Consumer staples are products that consumers need to buy regardless of economic conditions, such as food and beverages.
4 Consumer discretionary includes products such as home electronics that are nonnecessities and therefore more sensitive to economic conditions.

Positioning within the consumer discretionary sector yielded mixed results during the second quarter.4 Harley-Davidson, Inc. surged on better-than-expected earnings, continued strong sales and news that the company is taking initial steps to enter the Chinese market. Office supply retailer Staples, Inc. also posted strong performance as the company continues to benefit from the strong economic recovery and improving employment trends.

Detracting from performance was the fund's position in International Game Technology. The maker of gaming machines reported earnings that failed to beat estimates, as had been the case for the last several quarters. Further contributing to the stock's weakness were concerns over future replacement sales of its cashless gaming machines and uncertainty over further expansion of gaming permits. These factors combined to send the company's shares down in the second quarter.

Profit taking continued in the information technology sector. Early-cycle outperformers such as Applied Materials, Inc., Texas Instruments, Inc. and EMC Corp. declined as concern mounted over slowing order growth. While we have altered the composition of our technology holdings to emphasize companies with more recurring revenue, we continue to believe that record levels of corporate cash flow, coupled with the year-end elimination of the accelerated method of depreciation, have the potential to ignite a meaningful increase in technology capital spending.

Q: How did the fund's positioning in bonds help or hurt performance?

A: The Federal Open Market Committee, after preparing the market for a policy change, increased the federal funds rate by 25 basis points in late June and set expectations for a "measured" pace of monetary policy tightening going forward. Over the period, volatility continued within the fixed-income markets as Treasury rates declined in the first quarter in response to disappointing job-creation reports. Treasury yields then spiked - with the yield of the 10-year Treasury note increasing 24 basis points in just one day - when a surprisingly strong jobs report came out in April. During the period, mortgages outperformed comparable Treasuries and were a significant contributor to performance. Although asset-backed securities underperformed Treasuries in the second quarter, our

10-year US Treasury yield 1/1/04 to 6/30/04

2004

Source: Deutsche Asset Management

Past performance is not indicative of future results. This chart is for illustrative purposes only and is not intended to be representative of Scudder Balanced Fund's performance.

overall overweight in the asset-backed sector boosted six-month returns.5 Credit (corporate bonds) was the worst-performing sector in the investment-grade universe during the first half of the year. Concerns about valuations in the context of a rising-interest-rate environment appear to have halted the sector's momentum. But the good news is that individual security selection has generated positive returns from the credit sector for the portfolio.

5 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.

Q: Do you have any final thoughts you would like to share with investors?

A: As the Federal Reserve gradually removes its ultra-accommodative monetary policy and as commodity prices remain high, we continue to look for stocks that can consistently deliver the top-line revenue growth needed to offset these factors. In terms of sector allocation, we continue to maintain a procyclical tilt with healthy weightings in the technology and consumer discretionary sectors.

With regard to our fixed-income investment strategy, we believe that our disciplined, value-oriented approach can help to dampen the effect of rising interest rates should the Federal Reserve continue to tighten.

While we continue to believe the economic expansion and corporate earnings growth are sustainable through 2004 and beyond, a good deal of uncertainty remains in the market. We are confident that our approach to equity and fixed-income investing will serve the portfolio well in times of market uncertainty.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Diversification	6/30/04	12/31/03

Common Stocks	64%	63%
Fixed Income Holdings	31%	33%
Cash Equivalents	5%	4%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	6/30/04	12/31/03

Diversification
US Government Sponsored Agencies	36%	38%
Corporate Bonds	20%	28%
Asset Backed	15%	12%
US Government Backed	13%	9%
Foreign Bonds - US$ Denominated	11%	8%
Municipal Investments	5%	5%
	100%	100%

Quality
US Government Backed and US Government Sponsored Agencies	48%	47%
AAA*	22%	24%
AA	2%	2%
A	12%	13%
BBB	13%	12%
BB	3%	2%
	100%	100%

Weighted Average Quality	AA+	AAA

Five Largest Fixed Income Holdings (5.3% of Portfolio)
1. US Treasury Note, 4.375%, 8/15/2012	1.9%
2. US Treasury Bond, 6.00%, 2/15/2026	1.2%
3. Federal National Mortgage Association "PD", Series 2002-31, 6.00%, 11/25/2021	1.0%
4. Federal National Mortgage Association "PE", Series 2002-3, 5.50%, 8/25/2015	0.7%
5. Oregon, School District GO, Series A, Zero Coupon, 6/30/2014	0.5%

* Category includes cash equivalents net.

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	6/30/04	12/31/03

Sector Diversification
Information Technology	25%	26%
Health Care	23%	22%
Consumer Discretionary	13%	14%
Consumer Staples	12%	11%
Financials	10%	11%
Industrials	7%	8%
Energy	7%	6%
Telecommunication Services	2%	1%
Materials	1%	1%
	100%	100%

Five Largest Equity Holdings (11.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.7%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.2%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.1%
4. General Electric Co. Industrial conglomerate	2.1%
5. Genentech, Inc. Developer and discoverer of human pharmaceuticals	1.9%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 63.0%
Consumer Discretionary 8.1%
Automobiles 1.0%
Harley-Davidson, Inc.	123,200	7,631,008
Hotels Restaurants & Leisure 1.6%
International Game Technology	188,400	7,272,240
YUM! Brands, Inc.*	112,400	4,183,528
		11,455,768
Internet & Catalog Retail 0.4%
eBay, Inc.*	31,100	2,859,645
Media 2.6%
Comcast Corp., "A"*	129,400	3,572,734
McGraw-Hill, Inc.	69,600	5,329,272
Omnicom Group, Inc.	81,700	6,200,213
Viacom, Inc., "B"	117,762	4,206,459
		19,308,678
Multiline Retail 1.3%
Kohl's Corp.*	56,500	2,388,820
Target Corp.	175,700	7,461,979
		9,850,799
Specialty Retail 1.2%
Bed Bath & Beyond, Inc.*	38,700	1,488,015
Home Depot, Inc.	31,800	1,119,360
Lowe's Companies, Inc.	69,400	3,646,970
Staples, Inc.	102,100	2,992,551
		9,246,896
Consumer Staples 7.6%
Beverages 2.1%
Coca-Cola Co.	91,500	4,618,920
PepsiCo, Inc.	197,250	10,627,830
		15,246,750
Food & Drug Retailing 2.3%
Wal-Mart Stores, Inc.	227,400	11,997,624
Walgreen Co.	141,100	5,109,231
		17,106,855
Food Products 0.6%
Dean Foods Co.*	36,900	1,376,739
Hershey Foods Corp.	61,800	2,859,486
		4,236,225
Household Products 2.6%
Colgate-Palmolive Co.	157,600	9,211,720
Procter & Gamble Co.	190,100	10,349,044
		19,560,764
Energy 4.5%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	126,600	4,766,490
Nabors Industries Ltd.*	166,300	7,520,086
Schlumberger Ltd.	102,300	6,497,073
		18,783,649
Oil & Gas 2.0%
Burlington Resources, Inc.	135,600	4,906,008
ConocoPhillips	82,700	6,309,183
EOG Resources, Inc.	60,100	3,588,571
		14,803,762
Financials 6.8%
Banks 0.8%
Bank of America Corp.	65,900	5,576,458
Capital Markets 1.6%
Goldman Sachs Group, Inc.	23,100	2,175,096
Lehman Brothers Holdings, Inc.	29,900	2,249,975
Morgan Stanley	99,200	5,234,784
State Street Corp.	48,200	2,363,728
		12,023,583
Consumer Finance 1.3%
American Express Co.	180,700	9,284,366
Diversified Financial Services 1.7%
Citigroup, Inc.	162,566	7,559,319
Fannie Mae	69,400	4,952,384
		12,511,703
Insurance 1.4%
AFLAC, Inc.	86,100	3,513,741
American International Group, Inc.	95,874	6,833,898
		10,347,639
Health Care 14.3%
Biotechnology 3.0%
Amgen, Inc.*	21,400	1,167,798
Genentech, Inc.*	254,600	14,308,520
Gilead Sciences, Inc.*	95,500	6,398,500
		21,874,818
Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	115,500	3,985,905
Boston Scientific Corp.*	101,500	4,344,200
C.R. Bard, Inc.	51,400	2,911,810
Hospira, Inc.*	18,320	505,632
Medtronic, Inc.	126,000	6,138,720
Zimmer Holdings, Inc.*	103,100	9,093,420
		26,979,687
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	132,300	8,235,675
Pharmaceuticals 6.6%
Abbott Laboratories	182,800	7,450,928
Eli Lilly & Co.	118,700	8,298,317
Johnson & Johnson	243,254	13,549,248
Merck & Co., Inc.	87,000	4,132,500
Pfizer, Inc.	454,400	15,576,832
		49,007,825
Industrials 4.6%
Aerospace & Defense 1.2%
United Technologies Corp.	96,600	8,836,968
Air Freight & Logistics 0.7%
FedEx Corp.	64,600	5,277,174
Industrial Conglomerates 2.7%
3M Co.	50,600	4,554,506
General Electric Co.	476,900	15,451,560
		20,006,066
Information Technology 15.6%
Communications Equipment 1.8%
Cisco Systems, Inc.*	568,400	13,471,080
Computers & Peripherals 2.6%
Dell, Inc.*	103,900	3,721,698
EMC Corp.*	584,200	6,659,880
International Business Machines Corp.	98,900	8,718,035
		19,099,613
IT Consulting & Services 1.2%
Accenture Ltd., "A"*	70,000	1,923,600
Fiserv, Inc.*	126,800	4,931,252
Paychex, Inc.	63,900	2,164,932
		9,019,784
Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.*	232,400	4,559,688
Intel Corp.	578,500	15,966,600
Linear Technology Corp.	137,600	5,431,072
Texas Instruments, Inc.	322,100	7,788,378
		33,745,738
Software 5.4%
Adobe Systems, Inc.	23,400	1,088,100
BEA Systems, Inc.*	82,000	674,040
Electronic Arts, Inc.*	125,000	6,818,750
Intuit, Inc.*	61,800	2,384,244
Microsoft Corp.	692,500	19,777,800
Oracle Corp.*	290,700	3,468,051
Symantec Corp.*	81,800	3,581,204
VERITAS Software Corp.*	85,100	2,357,270
		40,149,459
Materials 0.5%
Chemicals
Ecolab, Inc.	120,600	3,823,020
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	81,400	2,945,866
Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	305,000	4,367,600
Total Common Stocks (Cost $371,286,858)		466,674,921

	Principal Amount ($)	Value ($)

Corporate Bonds 6.2%
Consumer Discretionary 0.7%
Comcast Cable Communications, 8.375%, 3/15/2013	1,760,000	2,066,143
Cox Communications, Inc., 6.75%, 3/15/2011	975,000	1,051,281
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	1,095,000	1,104,074
Liberty Media Corp., Series A, 2.61%, 9/17/2006	1,181,000	1,202,884
		5,424,382
Energy 0.7%
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	750,000	777,569
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	2,255,000	2,255,339
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,452,000	1,597,200
XTO Energy, Inc., 4.9%, 2/1/2014	872,000	821,049
		5,451,157
Financials 2.9%
American General, 144A, 8.125%, 3/15/2046	1,235,000	1,506,535
American General Finance Corp., 4.0%, 3/15/2011	2,060,000	1,954,759
Capital One Bank:
5.0%, 6/15/2009	1,310,000	1,313,749
5.125%, 2/15/2014	375,000	354,836
Ford Motor Credit Co.:
5.8%, 1/12/2009	575,000	580,405
6.875%, 2/1/2006	2,501,000	2,623,291
7.0%, 10/1/2013	390,000	393,692
General Motors Acceptance Corp.:
5.625%, 5/15/2009	1,695,000	1,691,603
6.75%, 1/15/2006	2,409,000	2,524,273
6.875%, 9/15/2011	430,000	440,878
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	1,740,000	1,670,953
6.345%, 2/15/2034	725,000	680,828
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	1,050,000	1,035,698
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,802,372	1,803,651
Protective Life Secured Trs Secured, 4.0%, 4/1/2011	1,330,000	1,258,788
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,495,000	1,393,942
		21,227,881
Industrials 0.2%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	992,719	1,056,634
Telecommunication Services 0.4%
Continental Cable, 9.0%, 9/1/2008	730,000	850,722
PCCW Capital Ltd., 144A, 6.0%, 7/15/2013	810,000	800,727
Verizon Communications, 8.75%, 11/1/2021	384,000	464,620
Verizon Pennsylvania, 5.65%, 11/15/2011	795,000	806,540
		2,922,609
Utilities 1.3%
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,218,678
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,161,790
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	1,080,000	1,050,961
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,820,000	1,723,060
Xcel Energy, Inc., 7.0%, 12/1/2010	1,345,000	1,487,809
		9,642,298
Total Corporate Bonds (Cost $46,569,782)		45,724,961

Asset Backed 2.6%
Automobile Receivables 1.0%
Chase Manhattan Auto Owner Trust, "A4", Series 2003-B, 2.57%, 2/16/2010	2,490,000	2,433,369
Daimler Chrysler Auto Trust, "A4:, Series 2002-A, 4.49%, 10/6/2008	1,201,000	1,223,430
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,390,000	1,389,832
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	690,000	693,609
"A4", Series 2001-4, 4.92%, 8/15/2007	1,076,113	1,091,876
"B", Series 2002-1, 5.37%, 1/15/2010	872,580	833,314
		7,665,430
Credit Card Receivables 0.5%
MBNA Credit Card Master Note Trust:
"A2", Series 2004-A2, 1.53%, 7/15/2013	610,000	609,627
"A4", Series 2004-A4, 2.7%, 9/15/2009	3,070,000	3,003,158
		3,612,785
Home Equity Loans 1.1%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,375,849	1,460,450
Centex Home Equity, "A6", Series 2000-B, 7.97%, 7/25/2031	2,071,815	2,166,875
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	1,200,000	1,193,813
Equity One ABS, Inc., "AF3", Series 2004-1, 3.054%, 4/25/2034	815,000	796,251
Long Beach Mortgage Loan Trust:
"A3", Series 2004-1, 1.4%**, 2/25/2034	1,713,880	1,715,181
"M3", Series 2001-4, 3.85%, 3/25/2032	350,000	350,830
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	442,586	442,586
		8,125,986
Total Asset Backed (Cost $19,712,712)		19,404,201

Foreign Bonds - US$ Denominated 3.4%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	245,000	286,297
8.75%, 6/15/2030	1,034,000	1,258,518
Encana Holdings Finance Corp., 5.8%, 5/1/2014	2,365,000	2,406,037
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	2,020,000	1,831,209
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	1,785,000	1,657,130
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	3,135,000	3,096,355
Mizuho Financial Group, 8.375%, 12/29/2049	1,925,000	1,982,750
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	525,000	554,532
Petroleos Mexicanos S.A., 8.85%, 9/15/2007	1,295,000	1,447,163
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,255,000	1,193,870
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,445,000	2,609,128
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	2,250,000	2,196,045
Tyco International Group SA:
5.8%, 8/1/2006	155,000	161,649
6.375%, 2/15/2006	505,000	530,203
6.75%, 2/15/2011	409,000	444,412
6.875%, 1/15/2029	2,250,000	2,355,547
United Mexican States, 7.5%, 4/8/2033	490,000	474,320
WPP Finance Corp., 144A, 5.875%, 6/15/2014	945,000	948,872
Total Foreign Bonds - US$ Denominated (Cost $25,770,749)		25,434,037

US Government Backed 4.0%
US Treasury Bond:
6.0%, 2/15/2026 (e)	8,043,000	8,666,646
7.25%, 5/15/2016	3,196,000	3,863,788
US Treasury Note:
1.5%, 3/31/2006	100,000	98,184
3.125%, 10/15/2008	2,767,000	2,711,552
4.375%, 8/15/2012	14,166,000	14,100,156
Total US Government Backed (Cost $29,039,264)		29,440,326

US Government Agency Sponsored Pass-Thrus 2.2%
Federal Home Loan Mortgage Corp., 2.875%, 12/15/2006	2,845,000	2,817,276
Federal National Mortgage Association:
4.5%, 12/1/2018	461,205	451,916
5.0%, 6/1/2018	1,079,508	1,083,350
5.5% with various maturities from 10/1/2018 until 6/1/2034	3,351,238	3,353,942
6.0% with various maturities from 11/1/2017 until 12/1/2033	2,274,447	2,346,970
6.31%, 6/1/2008	3,570,000	3,819,549
6.5% with various maturities from 6/1/2017 until 11/1/2033	1,634,227	1,717,828
8.0%, 9/1/2015	438,528	468,554
Total US Government Agency Sponsored Pass-Thrus (Cost $16,055,534)		16,059,385

Commercial and Non-Agency Mortgage-Backed Securities 2.0%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/25/2017	220,602	220,313
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	1,219,417	1,272,040
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	824,174	837,028
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	1,092,043	1,163,452
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,037,439	1,111,409
Master Alternative Loan Trust:
"7A1", Series 2004-4, 6.0%, 5/25/2034	342,879	343,239
"3A1", Series 2004-5, 6.5%, 6/25/2034	419,831	433,652
"8A1", Series 2004-3, 7.0%, 4/25/2034	1,042,798	1,092,235
Master Asset Securitization Trust:
"3A2", Series 2003-2, 4.25%, 4/25/2033	1,761,492	1,760,714
"8A1", Series 2003-6, 5.5%, 7/25/2033	1,567,147	1,531,909
Residential Accredit Loans, Inc., "A5", Series 2002-QS14, 5.125%, 9/25/2032	1,029,588	1,038,654
Residential Funding Mortgage Securities I, "A1", Series 2003-S2, 5.0%, 2/25/2033	693,291	697,366
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	808,323	838,771
WAMU Mortgage Pass-Through Certificates, "4A", Series 2004-CB1, 6.0%, 6/25/2034	807,553	831,239
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	2,128,754	2,128,590
Commercial and Non-Agency Mortgage-Backed Securities (Cost $15,506,287)		15,300,611

Collateralized Mortgage Obligations 7.7%
Fannie Mae Grantor Trust, "1A3", Series 2004-T2, 7.0%, 11/25/2043	734,412	775,590
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	2,170,416	2,325,731
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,275,000	1,279,845
"NB", Series 2750, 4.0%, 12/15/2022	390,000	388,097
"ME", Series 2691, 4.5%, 4/15/2032	2,661,000	2,474,850
"PE", Series 2727, 4.5%, 7/15/2032	1,345,000	1,247,291
"HG", Series 2543, 4.75%, 9/15/2028	1,613,534	1,634,599
"JD", Series 2778, 5.0%, 12/15/2032	1,785,000	1,708,409
"PE", Series 2721, 5.0%, 1/15/2023	940,000	897,047
"PE", Series 2777, 5.0%, 4/15/2033	2,550,000	2,438,850
"UE", Series 2764, 5.0%, 10/15/2032	1,910,000	1,818,932
"PE", Series 2512, 5.5%, 2/15/2022	935,000	951,015
"BD", Series 2453, 6.0%, 5/15/2017	360,000	376,051
"3A", Series T-41, 7.5%, 7/25/2032	866,569	928,581
Federal Home Loan Mortgage Corp. Structured Pass Through Securities:
"A2B", Series T-56, 4.29%, 7/25/2036	2,660,000	2,689,869
"3A", Series T-58, 7.0%, 9/25/2043	1,162,000	1,230,965
Federal National Mortgage Association:
"3A2B", Series 2003-W10, Whole Loan, 3.056%, 7/25/2037	1,390,000	1,373,937
"NA", Series 2003-128, 4.0%, 8/25/2009	2,716,000	2,746,082
"TU", Series 2003-122, 4.0%, 5/25/2016	2,092,875	2,101,231
"PU", Series 2003-33, 4.5%, 5/25/2033	1,787,800	1,805,771
"WB", Series 2003-106, 4.5%, 10/25/2015	2,020,000	2,053,228
"A2", Series 2002-W10, 4.7%, 8/25/2042	445,309	446,982
"A2", Series 2002-W9, 4.7%, 8/25/2042	277,972	279,387
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,630,000	2,673,544
"1A3", Series 2003-W18, 4.732%, 8/25/2033	1,350,000	1,368,568
"KH", Series 2003-92, 5.0%, 3/25/2032	1,420,000	1,364,316
"MC", Series 2002-56, 5.5%, 9/25/2017	1,157,680	1,201,015
"PE", Series 2002-3, 5.5%, 8/25/2015	5,050,000	5,224,193
"PD", Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,289,160
"HM", Series 2002-36, 6.5%, 12/25/2029	188,923	192,882
"1A2", Series 2003-W3, 7.0%, 8/25/2042	916,389	964,067
"1A3", Series 2004-T3, 7.0%, 2/25/2044	370,000	391,969
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,202,000	1,147,255
"PD", Series 2004-30, 5.0%, 2/20/2033	1,203,000	1,147,664
Total Collateralized Mortgage Obligations (Cost $56,136,289)		56,936,973

Municipal Investments 1.7%
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012 (c)	1,635,000	1,770,623
Denver, CO, School District (REV) Lease, School District Number 01, 6.82%, 12/15/2009 (c)	1,600,000	1,785,616
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008 (c)	1,895,000	1,909,724
Indiana, State General Obligation, Series 3, 5.15%, 7/15/2013 (c)	2,005,000	2,001,792
Myrtle Beach, SC, Hospitality Fee RevenueSeries B, 5.75%, 6/1/2019 (c)	1,440,000	1,422,202
Oregon, School District General Obligation, Series A, Zero Coupon, 6/30/2014 (c)	6,855,000	3,965,549
Total Municipal Investments (Cost $13,039,054)		12,855,506

US Government Sponsored Agencies 1.4%
Federal Home Loan Mortgage Corp.:
4.0%, 2/15/2023	910,000	905,899
5.0% with various maturities from 7/15/2032 until 12/1/2033 (b)	4,663,000	4,501,759
Federal National Mortgage Association:
4.5%, 12/1/2018	245,000	239,334
5.0% with various maturities from 12/1/2017 until 12/1/2033	5,015,000	4,889,929
Total US Government Sponsored Agencies (Cost $10,477,141)		10,536,921

Government National Mortgage Association 0.4%
Government National Mortgage Association:
3.75%, 6/20/2026	1,452,000	1,443,650
5.0%, 9/20/2033	1,262,008	1,225,119
Total Government National Mortgage Association (Cost $2,718,125)		2,668,769
	Shares	Value ($)

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 1.13% (f) (Cost $6,495,293)	6,495,293	6,495,293

Cash Equivalents 4.5%
Scudder Cash Management QP Trust, 1.20% (d) (Cost $33,461,293)	33,461,293	33,461,293
Total Investment Portfolio - 100.0% (Cost $646,268,381) (a)		740,993,197

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate , such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.
(a) The cost for federal income tax purposes was $656,069,965. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $84,923,232. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,218,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,294,906.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies:
		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	0.2
FGIC	Financial Guaranty Insurance Company	1.0
MBIA	Municipal Bond Investors Assurance	0.5

(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $6,455,445, which is 8.9% of total net assets.
(f) Represents collateral held in connection with securities lending.

Included in the portfolio are investments in mortgage-or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $606,311,795)	$ 701,036,611
Investments in Scudder Cash Management QP Trust (cost $33,461,293)	33,461,293
Investments in Daily Assets Fund Institutional (cost $6,495,293) (a)	6,495,293
Total investments in securities, at value (cots $646,268,381)	740,993,197
Cash	530,761
Receivable for investments sold	4,640,023
Dividends receivable	282,429
Interest receivable	1,753,585
Receivable for Fund shares sold	290,593
Total assets	748,490,588
Liabilities
Payable for investments purchased	9,866,529
Payable for investments purchased - mortgage dollar rolls	2,746,100
Deferred mortgage dollar rolls	4,600
Payable for Fund shares redeemed	3,735,165
Collateral on securities loaned	6,495,293
Accrued management fee	283,307
Other accrued expenses and payables	577,111
Total liabilities	23,708,105
Net assets, at value	$ 724,782,483
Net Assets
Net assets consist of: Distributions in excess of net investment income	(96,796)
Net unrealized appreciation (depreciation) on investments	94,724,816
Accumulated net realized gain (loss)	(138,225,854)
Paid-in capital	768,380,317
Net assets, at value	$ 724,782,483
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($333,297,436 / 19,629,400 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.98
Class S Net Asset Value, offering and redemption price per share ($391,485,047 / 23,070,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.97

(a) Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 2,417,408
Interest	5,740,246
Interest - Scudder Cash Management QP Trust	110,930
Securities lending income	1,384
Total Income	8,269,968
Expenses: Management fee	1,685,311
Administrative fee	788,241
Services to shareholders*	516,334
Trustees' fees and expenses	9,585
Other*	109,319
Total expenses, before expense reductions	3,108,790
Expense reductions	(2,411)
Total expenses, after expense reductions	3,106,379
Net investment income	5,163,589
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	295,998
Net unrealized appreciation (depreciation) during the period on investments	10,131,123
Net gain (loss) on investment transactions	10,427,121
Net increase (decrease) in net assets resulting from operations	$ 15,590,710

* Included herein are amounts representing three months of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 5,163,589	$ 9,680,148
Net realized gain (loss) on investment transactions	295,998	(16,796,639)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,131,123	119,264,366
Net increase (decrease) in net assets resulting from operations	15,590,710	112,147,875
Distributions to shareholders from: Net investment income: Class AARP	(2,772,769)	(4,884,205)
Class S	(3,099,046)	(6,129,360)
Fund share transactions: Proceeds from shares sold	85,549,444	114,307,281
Reinvestment of distributions	5,530,453	10,387,000
Cost of shares redeemed	(112,364,209)	(170,703,039)
Net increase (decrease) in net assets from Fund share transactions	(21,284,312)	(46,008,758)
Increase (decrease) in net assets	(11,565,417)	55,125,552
Net assets at beginning of period	736,347,900	681,222,348
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $96,796 and $611,430, respectively)	$ 724,782,483	$ 736,347,900

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2004[a]	2003	2002	2001[e]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 14.51	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[c]	.13	.21	.31	.41	.18
Net realized and unrealized gain (loss) on investment transactions	.24	2.28	(2.94)	(1.59)	(1.42)
Total from investment operations	.37	2.49	(2.63)	(1.18)	(1.24)
Less distributions from: Net investment income	(.14)	(.25)	(.34)	(.43)	(.21)
Net realized gains on investment transactions	-	-	-	(.17)	(.75)
Total distributions	(.14)	(.25)	(.34)	(.60)	(.96)
Net asset value, end of period	$ 16.98	$ 16.75	$ 14.51	$ 17.48	$ 19.26
Total Return (%)	2.34**	17.26	(15.18)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333	332	298	409	499
Ratio of expenses (%)	.86*	.92	.78	.77	.72d*
Ratio of net investment income (%)	1.51*	1.39	1.98	2.29	2.45*
Portfolio turnover rate (%)	102*	103	150	112	131
[a] For the six months ended June 30, 2004 (Unaudited).
[b] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class S
Years Ended December 31,	2004[a]	2003	2002	2001[d]	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.74	$ 14.50	$ 17.48	$ 19.25	$ 21.15	$ 18.96
Income (loss) from investment operations:
Net investment income[b]	.13	.21	.31	.41	.38	.33
Net realized and unrealized gain (loss) on investment transactions	.24	2.28	(2.95)	(1.58)	(.87)	2.20
Total from investment operations	.37	2.49	(2.64)	(1.17)	(.49)	2.53
Less distributions from: Net investment income	(.14)	(.25)	(.34)	(.43)	(.37)	(.32)
Net realized gains on investment transactions	-	-	-	(.17)	(1.04)	(.02)
Total distributions	(.14)	(.25)	(.34)	(.60)	(1.41)	(.34)
Net asset value, end of period	$ 16.97	$ 16.74	$ 14.50	$ 17.48	$ 19.25	$ 21.15
Total Return (%)	2.16**	17.19	(15.13)	(6.02)	(2.42)	13.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	391	404	383	512	520	572
Ratio of expenses (%)	.87*	.92	.78	.77	1.17[c]	1.29
Ratio of net investment income (%)	1.50*	1.39	1.98	2.29	1.85	1.69
Portfolio turnover rate (%)	102*	103	150	112	131	102
[a] For the six months ended June 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.14%.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $124,897,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($76,067,000), December 31, 2010 ($261,000) and December 31, 2011 ($48,569,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $191,858,959 and $225,258,675, respectively. Purchases and sales of US Treasury obligations aggregated $142,864,118 and $133,744,846, respectively. Purchases and sales of mortgage dollar rolls aggregated $26,449,126 and $31,531,605, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

For the six months ended June 30, 2004, the Advisor had agreed to reimburse the Fund an additional $2,018 for expenses.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.445% of the average daily net assets for each class computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period January 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$ 374,800
Class S	413,441
$ 788,241

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.915% of average daily net assets for Class S and AARP shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through June 30, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2004
Class AARP	186,274	186,274
Class S	241,244	241,244
	$ 427,518	$ 427,518

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through June 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $33,670, of which all is unpaid at June 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the six months ended June 30, 2004, the custodian fee was reduced by $393 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	949,837	$ 16,169,142	1,750,855	$ 27,620,758
Class S	4,105,697	69,380,302	5,717,330	86,686,523
		$ 85,549,444		$ 114,307,281
Shares issued to shareholders in reinvestment of distributions
Class AARP	146,688	$ 2,472,359	278,776	$ 4,362,324
Class S	181,815	3,058,094	385,324	6,024,676
		$ 5,530,453		$ 10,387,000
Shares redeemed
Class AARP	(1,316,937)	$ (22,403,069)	(2,747,069)	$ (42,331,462)
Class S	(5,342,895)	(89,961,140)	(8,372,675)	(128,371,577)
		$ (112,364,209)		$ (170,703,039)
Net increase (decrease)
Class AARP	(220,412)	$ (3,761,568)	(717,438)	$ (10,348,380)
Class S	(1,055,383)	(17,522,744)	(2,270,021)	(35,660,378)
		$ (21,284,312)		$ (46,008,758)

G. Ownership of the Fund

At June 30, 2004, one shareholder held approximately 36% of the outstanding shares of the Fund.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ABLNX	SCBAX
Fund Number	162	062

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Balanced Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Balanced Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004